FORM 8-K


                         SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C.  20549



                                  CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the Securities
                            Exchange Act of 1934


                                  July 10, 2003



                               AJAY SPORTS, INC.
                              ---------------------
           (Exact Name of Registrant as specified in its charter)



   DELAWARE                       0-18204                           39-1644025
---------------------------     -------------------          -----------------
   (State or other            (Commission file                 (I.R.S.Employer
   jurisdiction of             number)                   Identification Number)
   incorporation or
   organization)



   32751 Middlebelt Road, Ste. B
   Farmington Hills, MI                                                  48334
------------------------------------------                   -----------------
   (Address of Principal Executive Offices)                          (Zip Code)


       Registrant's telephone number, including area code:  (248) 851-5651



                            N/A
                ----------------------------
      Former name or former address, if changed from last report




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Item 5:     Other Events

         On July 3, 2003, the Board of Directors of Ajay Sports, Inc. (the "Registrant") extended the expiration date of the Registrant's publicly traded
common stock warrants until June 30, 2004.   The warrants were set to expire on
June 30, 2003 and are being extended for another year period. The exercise of six warrants allows the holder to purchase one share of the common stock of the
Registrant for $6.00 per share.   The warrants are traded under the symbol
"AJAYW".

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                                   SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                AJAY SPORTS, INC.



                                          By   \s\ Ronald N. Silberstein
                                              ---------------------------
                                                Ronald N. Silberstein
                                                Chief Financial Officer


Date:   July 10, 2003
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